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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Robert E. Lowder, Young J. Boozer, III, and W. Flake Oakley, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign any reports or other filings which may be required to be filed with the Securities and Exchange Commission on behalf of The Colonial BancGroup, Inc. (the "Registrant"), in relation to BancGroup's proposed acquisition of ASB Bancshares, Inc., South Florida Banking Corp., United American Holding Corporation and First Central Bank of Florida (collectively, the "Acquisitions"); to sign any registration statement and any amendments thereto of the Registrant for the purpose of registering under the Securities act of 1933, as amended, shares to be offered and sold by the Registrant in relation to the Acquisitions; to file such other reports or other filings, such registration statements and amendments thereto, with all exhibits thereto, and any documents in connection therewith with the Securities and Exchange Commission; and to file such notices, reports or registration statements (and amendments thereto) with any such securities authority of any state which may be necessary to register or qualify for an exemption from registration any securities offered or sold by BancGroup in such states in relation to the Acquisitions, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in counterparts, each of which shall be deemed to constitute an original.

     Done this 30th day of October, 1997, in Montgomery, Alabama.

/s/ ROBERT E. LOWDER                                     Chairman of the Board and Chief Executive
-----------------------------------------------------    Officer
Robert E. Lowder

/s/ LEWIS BEVILLE                                        Director
-----------------------------------------------------
Lewis Beville

/s/ YOUNG J. BOOZER                                      Director
-----------------------------------------------------
Young J. Boozer

/s/ WILLIAM BRITTON                                      Director
-----------------------------------------------------
William Britton

/s/ JERRY J. CHESSER                                     Director
-----------------------------------------------------
Jerry J. Chesser

/s/ AUGUSTUS K. CLEMENTS, III                            Director
-----------------------------------------------------
Augustus K. Clements, III

/s/ ROBERT CRAFT                                         Director
-----------------------------------------------------
Robert Craft

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/s/ PATRICK F. DYE                                       Director
-----------------------------------------------------
Patrick F. Dye

/s/ CLINTON HOLDBROOKS                                   Director
-----------------------------------------------------
Clinton Holdbrooks

/s/ D. B. JONES                                          Director
-----------------------------------------------------
D. B. Jones

/s/ HAROLD D. KING                                       Director
-----------------------------------------------------
Harold D. King

/s/ JOHN ED MATHISON                                     Director
-----------------------------------------------------
John Ed Mathison

/s/ MILTON MCGREGOR                                      Director
-----------------------------------------------------
Milton McGregor

/s/ JOHN C. H. MILLER, JR.                               Director
-----------------------------------------------------
John C. H. Miller, Jr.

/s/ JOE D. MUSSAFER                                      Director
-----------------------------------------------------
Joe D. Mussafer

/s/ WILLIAM E. POWELL, III                               Director
-----------------------------------------------------
William E. Powell, III

/s/ J. DONALD PREWITT                                    Director
-----------------------------------------------------
J. Donald Prewitt

/s/ JACK H. RAINER                                       Director
-----------------------------------------------------
Jack H. Rainer

/s/ JIMMY RANE                                           Director
-----------------------------------------------------
Jimmy Rane

/s/ FRANCES E. ROPER                                     Director
-----------------------------------------------------
Frances E. Roper

/s/ SIMUEL SIPPIAL                                       Director
-----------------------------------------------------
Simuel Sippial

/s/ ED V. WELCH                                          Director
-----------------------------------------------------
Ed V. Welch